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                                             Filed Pursuant to Rule 497(e)
                                             Registration File No.: 333-06935

                       SUPPLEMENT TO THE PROSPECTUS OF
                        DEAN WITTER SPECIAL VALUE FUND
                           DATED SEPTEMBER 30, 1997

   The last two sentences in the first paragraph under the subsection entitled "Portfolio Management" under the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" are hereby replaced by the following:

      Jenny Beth Jones, Senior Vice President of InterCapital, has been the primary portfolio manager of the Fund since its inception and has been assisted by John S. Roscoe, Vice President of InterCapital, since April 1998. Prior to joining InterCapital in August 1996, Ms. Jones was a portfolio manager at Oppenheimer Capital. Prior to joining InterCapital in December 1997, Mr. Roscoe was an equity analyst at Rockefeller & Co., Inc. (June 1994 -- December 1997) and prior thereto was a manager at Pfizer Inc.

April 30, 1998